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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 2-94761, 33-7976, 33-30214 and 33-41725) of Perceptronics, Inc.
of our report dated June 3, 1999 with respect to the consolidated financial statements of Perceptronics, Inc. included in the Annual Report (form 10-KSB) for the year ended March 31, 1999.






Beckman Kirkland & Whitney
Los Angeles, California
June 15, 1999